UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02871

LORD ABBETT DEVELOPING GROWTH FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 7/31

Date of reporting period: 7/31/2009

Item 1:	Report to Shareholders.

2009

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Developing Growth Fund

For the fiscal year ended July 31, 2009

Lord Abbett Developing Growth Fund

Annual Report

For the fiscal year ended July 31, 2009

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of Lord Abbett Developing Growth Fund’s performance for the fiscal year ended July 31, 2009. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund’s portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Q: What were the overall market conditions during the fiscal year ended July 31, 2009?

A: Equities declined through much of the first half of the fiscal year ended July 31, 2009, but rebounded substantially in the second half. Significant volatility plagued investors toward the end of 2008 as the subprime mortgage crisis continued to affect the financial sector and the rest of the economy. However, after dipping to a 12-year low on March 9, 2009, equities began to recover some losses. By July 31, the S&P 500® Index1 regained 47.24% from its low for the fiscal year.

During the period, large caps (as represented by the Russell 1000® Index2) returned -20.17%, but outperformed mid caps (as represented by the Russell Midcap® Index3), at -22.22%, and small caps (as represented by the Russell 2000® Index4), at -20.72%. Growth stocks (as represented by the Russell 3000® Growth Index5), at -17.82%, did better than value stocks (as represented by the Russell 3000® Value Index6), which ended the period at -22.76%.

After a downward trend, the Conference Board’s Index of Consumer Confidence7 moved higher in April and

May, yet declined again in June and July. Seasonally adjusted unemployment increased from 5.8% in July 2008 to 9.4% in July 2009. The Bureau of Labor Statistics reported that its Consumer Price Index8 (CPI) fell 2.1% during the 12 months ended July 31, 2009, making it the largest year-over-year drop since 1950. The CPI decline was led by a 28.1% decline in energy prices. With inflation dormant, the Federal Reserve kept the fed funds rate at 0.0–0.25% through the end of the period.

Q: How did the Fund perform during the fiscal year ended July 31, 2009?

A: The Fund returned -18.99%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 2000® Growth Index,9 which returned -20.86% over the same period.

Q: What were the most significant factors affecting performance?

A: The greatest contributors to the Fund’s performance relative to its benchmark were the energy, producer durables, and consumer discretionary sectors, primarily owing to stock selection.

Among individual holdings that contributed to performance were energy holding EnerNOC, Inc. (the Fund’s number-one contributor), a developer and provider of clean and intelligent energy solutions; technology holding Aruba Networks, Inc., a provider of secure access to data, voice, and video applications across wireless and wire-line enterprise networks; and producer durables holding MYR Group Inc., a specialty contractor serving the U.S. electrical infrastructure market.

The most significant detractors from the Fund’s performance relative to its benchmark were the healthcare, materials and processing, and technology sectors, mainly because of stock selection.

Among individual holdings that detracted from performance were consumer discretionary holding Central European Distribution Corp. (the Fund’s number-one detractor), an integrated spirit beverages business; materials and processing holding Energy Conversion Devices, Inc., a provider of materials, products, and production processes for the alternative energy generation, energy storage, and information technology market; and producer durables holding Colfax Corp., which supplies a range of fluid handling products, including pumps, fluid handling systems and controls and specialty valves.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

3  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

4  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

5  The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth Index or the Russell 2000® Growth Index.

6  The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

7  The Consumer Confidence Index is a monthly measure of consumer views regarding the current economic situation and consumer expectations for the future. It measures how a representative sample of 5,000 US households feel about the current state of the economy, and what they anticipate the future will bring. The survey focuses specifically on the participants’ impressions of business conditions and the job market.

8  The Consumer Price Index (CPI) is a measure of the average change in prices over time of goods and services purchased by households. The index is published monthly by the Bureau of Labor Statistics (BLS). The CPI is based on prices of food, clothing, shelter, and fuels and other goods and services that people buy for day-to-day living.

9  The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise indicated, indexes are unmanaged and reflect total returns with all distributions reinvested, but do not reflect the deduction of fees, expenses, or taxes, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The views of the Fund’s management and the portfolio holdings described above are as of the date of this report; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended July 31, 2009

	1 Year	5 Years	10 Years	Life of Class
Class A3	-23.67%	4.39%	0.63%	–
Class B4	-22.73%	4.79%	0.72%	–
Class C5	-19.52%	4.95%	0.63%	–
Class F6	-18.78%	–	–	-17.80%
Class I7	-18.70%	6.00%	1.60%	–
Class P7	-19.07%	5.54%	1.15%	–
Class R2[8]	-19.21%	–	–	-18.19%
Class R3[9]	-19.13%	–	–	-18.13%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance of the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended July 31, 2009, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Class R2 shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

9    Class R3 shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2009 through July 31, 2009).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 2/1/09 – 7/31/09” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	2/1/09	7/31/09	2/1/09 - 7/31/09
Class A
Actual	$1,000.00	$1,324.20	$7.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.61
Class B
Actual	$1,000.00	$1,319.90	$11.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.01	$9.84
Class C
Actual	$1,000.00	$1,320.30	$11.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.01	$9.84
Class F
Actual	$1,000.00	$1,326.20	$6.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	$5.36
Class I
Actual	$1,000.00	$1,326.50	$5.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.96	$4.86
Class P
Actual	$1,000.00	$1,324.00	$8.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.74	$7.10
Class R2
Actual	$1,000.00	$1,323.50	$9.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.01	$7.85
Class R3
Actual	$1,000.00	$1,324.10	$8.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.49	$7.35
†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.32% for Class A, 1.97% for Classes B and C, 1.07% for Class F, 0.97% for Class I, 1.42% for Class P, 1.57% for Class R2 and 1.47% for Class R3) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

July 31, 2009

Sector*	%**	Sector*	%**
Consumer Discretionary	19.74%	Producer Durables	13.03%
Energy	6.12%	Technology	26.91%
Financial Services	7.09%	Utilities	1.69%
Healthcare	22.08%	Short-Term Investment	1.85%
Materials & Processing	1.49%	Total	100.00%
*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

July 31, 2009

Investments	Shares	Value (000)
LONG-TERM INVESTMENTS 96.65%

COMMON STOCKS 96.65%

Advertising Agency 1.13%
Constant Contact, Inc.*	420,854	$9,515

Air Transportation 1.26%
Allegiant Travel Co.*	59,130	2,561
Copa Holdings SA (Panama)(a)	199,926	8,105

Total		10,666

Alternative Energy 4.00%
Clean Energy Fuels Corp.*	817,525	7,554
EnerNOC, Inc.*	656,713	20,148
Suntech Power Holdings Co., Ltd. ADR*	329,800	6,065

Total		33,767

Asset Management & Custodian 1.64%
Affiliated Managers Group, Inc.*	98,863	6,527
Calamos Asset Management, Inc.	531,630	7,315

Total		13,842

Banks: Diversified 0.94%
SVB Financial Group*	225,197	7,938

Biotechnology 6.48%
Acorda Therapeutics, Inc.*	259,940	6,566
Alexion Pharmaceuticals, Inc.*	355,514	15,660
Allos Therapeutics, Inc.*	502,100	4,052
Crucell NV ADR*	245,584	6,083
Human Genome Sciences, Inc.*	389,873	5,575
Onyx Pharmaceuticals, Inc.*	168,800	6,063
Savient Pharmaceuticals, Inc.*	314,000	4,895

Investments	Shares	Value (000)
Biotechnology (continued)
Vanda Pharmaceuticals, Inc.*	382,647	$5,816

Total		54,710

Casinos & Gambling 0.55%
WMS Industries, Inc.*	128,200	4,636

Chemical: Diversified 0.76%
ChemSpec International Ltd. ADR*	683,549	6,378

Commercial Services 3.05%
Ctrip.com International Ltd. ADR*	176,310	9,036
E-House China Holdings Ltd. ADR*	202,542	3,601
FTI Consulting, Inc.*	149,253	8,124
TeleTech Holdings, Inc.*	297,736	4,978

Total		25,739

Commercial Vehicles & Parts 0.73%
Westport Innovations, Inc. (Canada)*(a)	684,829	6,122

Communications Technology 4.01%
Aruba Networks, Inc.*	1,671,925	14,847
Ciena Corp.*	198,416	2,214
DigitalGlobe, Inc.*	106,500	1,938
Riverbed Technology, Inc.*	198,144	3,965
Starent Networks Corp.*	455,526	10,924

Total		33,888

Computer Services, Software & Systems 9.82%
3PAR, Inc.*	808,396	7,752
Concur Technologies, Inc.*	272,995	9,416
Equinix, Inc.*	106,157	8,676
GSI Commerce, Inc.*	502,068	9,158
Longtop Financial Technologies Ltd. ADR*	385,713	10,773
Medidata Solutions, Inc.*	197,212	3,639
NetSuite, Inc.*	465,397	5,659
OpenTable, Inc.*	211,708	6,288

See Notes to Financial Statements.

Schedule of Investments (continued)

July 31, 2009

Investments	Shares	Value (000)
Computer Services, Software & Systems (continued)
SuccessFactors, Inc.*	762,400	$8,043
Synchronoss Technologies, Inc.*	495,755	5,890
Taleo Corp. Class A*	434,696	7,607

Total		82,901

Computer Technology 1.67%
Netezza Corp.*	571,598	5,167
Palm, Inc.*	522,800	8,224
Synaptics, Inc.*	29,766	713

Total		14,104

Construction 1.54%
Orion Marine Group, Inc.*	582,990	13,036

Consumer Services: Miscellaneous 1.62%
Knot, Inc. (The)*	508,048	4,440
MercadoLibre, Inc. (Argentina)*(a)	321,173	9,256

Total		13,696

Cosmetics 0.50%
Bare Escentuals, Inc.*	476,696	4,223

Diversified Financial Services 2.00%
Broadpoint Gleacher Securities Group, Inc.*	1,042,225	6,493
Greenhill & Co., Inc.	60,182	4,533
Stifel Financial Corp.*	117,400	5,862

Total		16,888

Diversified Materials & Processing 0.40%
Koppers Holdings, Inc.	121,924	3,403

Diversified Retail 3.66%
Aeropostale, Inc.*	215,073	7,829
Blue Nile, Inc.*	99,417	4,596
Dick’s Sporting Goods, Inc.*	115,744	2,297
Lumber Liquidators, Inc.*	453,610	7,448

Investments	Shares	Value (000)
Diversified Retail (continued)
Netflix, Inc.*	199,123	$8,749

Total		30,919

Education Services 3.03%
American Public Education, Inc.*	83,587	2,956
K12, Inc.*	292,390	5,488
Rosetta Stone, Inc.*	75,981	2,332
Strayer Education, Inc.	69,708	14,805

Total		25,581

Electronics 0.84%
II-VI, Inc.*	165,553	3,972
IPG Photonics Corp.*	294,046	3,155

Total		7,127

Engineering & Contracting Services 0.82%
MYR Group, Inc.*	385,295	6,943

Financial Data & Systems 0.80%
CyberSource Corp.*	387,819	6,725

Healthcare: Miscellaneous 0.67%
MedAssets, Inc.*	304,046	5,680

Healthcare Services 3.73%
athenahealth, Inc.*	270,735	10,001
HMS Holdings Corp.*	309,469	11,884
Phase Forward, Inc.*	385,907	5,480
SXC Health Solutions Corp. (Canada)*(a)	139,000	4,109

Total		31,474

Hotel/Motel 0.39%
Home Inns & Hotels Management, Inc. ADR*	203,694	3,259

Insurance: Multi-Line 0.09%
eHealth, Inc.*	47,202	767

Luxury Items 1.24%
Fossil, Inc.*	225,742	5,946

See Notes to Financial Statements.

Schedule of Investments (continued)

July 31, 2009

Investments	Shares	Value (000)
Luxury Items (continued)
Fuqi International, Inc. (China)*(a)	185,300	$4,486

Total		10,432

Machinery: Engines 0.38%
Harbin Electric, Inc. (China)*(a)	200,290	3,169

Machinery: Industrial 2.29%
Chart Industries, Inc.*	249,534	4,806
Colfax Corp.*	387,774	3,672
Duoyuan Global Water, Inc. ADR*	236,254	7,076
Middleby Corp. (The)*	78,033	3,816

Total		19,370

Medical & Dental Instruments & Supplies 4.12%
Align Technology, Inc.*	311,196	3,395
Conceptus, Inc.*	510,058	8,564
Insulet Corp.*	768,407	5,148
NuVasive, Inc.*	231,438	9,579
Orthovita, Inc.*	1,237,903	8,059

Total		34,745

Medical Equipment 3.92%
DexCom, Inc.*	1,192,509	7,704
Haemonetics Corp.*	110,600	6,527
Illumina, Inc.*	176,904	6,393
Masimo Corp.*	106,821	2,612
Thoratec Corp.*	391,461	9,841

Total		33,077

Metal Fabricating 0.31%
RBC Bearings, Inc.*	110,837	2,627

Oil: Crude Producers 1.33%
EXCO Resources, Inc.*	637,897	8,765
Quicksilver Resources, Inc.*	211,500	2,424

Total		11,189

Investments	Shares	Value (000)
Oil Well Equipment & Services 0.70%
CARBO Ceramics, Inc.	142,139	$5,926

Pharmaceuticals 2.83%
Auxilium Pharmaceuticals, Inc.*	197,030	6,094
Eurand NV (Netherlands)*(a)	670,677	9,108
United Therapeutics Corp.*	93,650	8,674

Total		23,876

Printing and Copying Services 1.80%
VistaPrint Ltd.*	367,698	15,168

Production Technology Equipment 0.83%
Teradyne, Inc.*	890,000	7,013

Railroad Equipment 0.22%
Wabtec Corp.	55,300	1,861

Restaurants 2.99%
BJ’s Restaurants, Inc.*	352,259	5,664
Chipotle Mexican Grill, Inc. Class A*	139,394	13,079
P.F. Chang’s China Bistro, Inc.*	192,300	6,521

Total		25,264

Scientific Instruments: Control & Filter 0.55%
Energy Recovery, Inc.*	658,311	4,602

Scientific Instruments: Electrical 1.74%
American Superconductor Corp.*	457,217	14,709

Scientific Instruments: Gauges & Meters 0.25%
Itron, Inc.*	40,400	2,108

Securities Brokerage & Services 1.51%
GFI Group, Inc.	1,029,647	6,641
KBW, Inc.*	208,610	6,089

Total		12,730

See Notes to Financial Statements.

Schedule of Investments (concluded)

July 31, 2009

Investments	Shares	Value (000)
Semiconductors & Components 9.02%
ANADIGICS, Inc.*	1,393,932	$5,771
Atheros Communications, Inc.*	380,400	9,510
Cavium Networks, Inc.*	362,437	6,839
Diodes, Inc.*	479,609	8,853
Monolithic Power Systems, Inc.*	267,827	5,943
NetLogic Microsystems, Inc.*	331,951	13,192
Silicon Laboratories, Inc.*	369,382	15,821
Sunpower Corp. Class B*	374,321	10,219

Total		76,148

Technology: Miscellaneous 0.30%
Vocus, Inc.*	149,490	2,514

Textiles Apparel & Shoes 2.53%
J. Crew Group, Inc.*	19,058	537
lululemon athletica, Inc. (Canada)*(a)	630,187	11,167
Steven Madden Ltd.*	233,300	7,479
True Religion Apparel, Inc.*	31,624	707
Under Armour, Inc. Class A*	60,884	1,479

Total		21,369

Utilities: Electrical 0.40%
ITC Holdings Corp.	70,930	3,383

Utilities: Telecommunications 1.26%
Cbeyond, Inc.*	218,162	3,059
Neutral Tandem, Inc.*	245,065	7,597

Total		10,656

Total Common Stocks (cost $678,827,607)		815,863

Investments	Shares	Value (000)
WARRANT 0.00%
Computer Technology
Lantronix, Inc. (2/9/2011 at $4.68)* (cost $0)	7,405	$–	(b)

Total Long-Term Investments (cost $678,827,607)		815,863

	Principal Amount (000)
SHORT-TERM INVESTMENT 1.82%

Repurchase Agreement
Repurchase Agreement dated 7/31/2009, 0.01% due 8/3/2009 with State Street Bank & Trust Co. collateralized by $14,850,000 of Federal Home Loan Bank at 4.375% due 9/17/2010; value: $15,703,875; proceeds: $15,393,351 (cost $15,393,338)	$15,393	15,393

Total Investments in Securities 98.47% (cost $694,220,945)		831,256

Other Assets in Excess of Liabilities 1.53%		12,916

Net Assets 100.00%		$844,172

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Security is valued at zero.

See Notes to Financial Statements.

This page is intentionally left blank.

Statement of Assets and Liabilities

July 31, 2009

ASSETS:
Investments in securities, at value (cost $694,220,945)	$831,255,987
Receivables:
Investment securities sold	51,399,476
Capital shares sold	4,077,895
Interest and dividends	25,589
Prepaid expenses and other assets	55,231
Total assets	886,814,178
LIABILITIES:
Payables:
Investment securities purchased	39,424,385
Capital shares reacquired	1,335,483
12b-1 distribution fees	527,141
Directors’ fees	428,909
Management fee	376,321
Fund administration	46,326
To affiliates (See Note 3)	17,524
Accrued expenses	486,358
Total liabilities	42,642,447
NET ASSETS	$844,171,731
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,001,606,803
Accumulated net investment loss	(428,909)
Accumulated net realized loss on investments	(294,041,205)
Net unrealized appreciation on investments	137,035,042
Net Assets	$844,171,731

See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

July 31, 2009

Net assets by class:
Class A Shares	$446,011,653
Class B Shares	$22,308,394
Class C Shares	$56,558,460
Class F Shares	$23,069,790
Class I Shares	$180,895,629
Class P Shares	$98,786,195
Class R2 Shares	$1,290,999
Class R3 Shares	$15,250,611
Outstanding shares by class:
Class A Shares (875 million shares of common stock authorized, $.001 par value)	33,060,689
Class B Shares (40 million shares of common stock authorized, $.001 par value)	1,843,646
Class C Shares (25 million shares of common stock authorized, $.001 par value)	4,649,032
Class F Shares (30 million shares of common stock authorized, $.001 par value)	1,702,915
Class I Shares (30 million shares of common stock authorized, $.001 par value)	12,712,381
Class P Shares (30 million shares of common stock authorized, $.001 par value)	7,435,335
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	96,154
Class R3 Shares (30 million shares of common stock authorized, $.001 par value)	1,133,829
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$13.49
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$14.31
Class B Shares-Net asset value	$12.10
Class C Shares-Net asset value	$12.17
Class F Shares-Net asset value	$13.55
Class I Shares-Net asset value	$14.23
Class P Shares-Net asset value	$13.29
Class R2 Shares-Net asset value	$13.43
Class R3 Shares-Net asset value	$13.45

See Notes to Financial Statements.

Statement of Operations

For the Year Ended July 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $2,776)	$1,164,628
Interest and other	53,972
Total investment income	1,218,600
Expenses:
Management fee	3,953,692
12b-1 distribution plan-Class A	1,433,534
12b-1 distribution plan-Class B	226,255
12b-1 distribution plan-Class C	513,807
12b-1 distribution plan-Class F	7,006
12b-1 distribution plan-Class P	365,984
12b-1 distribution plan-Class R2	4,839
12b-1 distribution plan-Class R3	46,863
Shareholder servicing	1,704,543
Subsidy (See Note 3)	412,686
Fund administration	296,295
Reports to shareholders	226,090
Registration	151,914
Professional	64,748
Directors’ fees	30,034
Custody	27,300
Other	36,955
Gross expenses	9,502,545
Expense reductions (See Note 7)	(15,283)
Net expenses	9,487,262
Net investment loss	(8,268,662)
Net realized and unrealized loss:
Net realized loss on investments	(222,790,001)
Net change in unrealized appreciation on investments	19,015,559
Net realized and unrealized loss	(203,774,442)
Net Decrease in Net Assets Resulting From Operations	$(212,043,104)

See Notes to Financial Statements.

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended July 31, 2009	For the Year Ended July 31, 2008
Operations:
Net investment loss	$(8,268,662)	$(8,211,084)
Net realized loss on investments	(222,790,001)	(36,626,373)
Net change in unrealized appreciation on investments	19,015,559	(33,879,778)
Net decrease in net assets resulting from operations	(212,043,104)	(78,717,235)
Distributions to shareholders from:
Net realized gain
Class A	–	(77,218,791)
Class B	–	(5,933,510)
Class C	–	(9,340,178)
Class F	–	(1,119)
Class I	–	(19,059,908)
Class P	–	(8,399,675)
Class R2	–	(1,114)
Class R3	–	(37,357)
Total distributions to shareholders	–	(119,991,652)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	224,102,824	595,055,675
Reinvestment of distributions	–	102,529,996
Cost of shares reacquired	(228,463,100)	(312,374,801)
Net increase (decrease) in net assets resulting from capital share transactions	(4,360,276)	385,210,870
Net increase (decrease) in net assets	(216,403,380)	186,501,983
NET ASSETS:
Beginning of year	$1,060,575,111	$874,073,128
End of year	$844,171,731	$1,060,575,111
Accumulated net investment loss	$(428,909)	$(428,694)

See Notes to Financial Statements.

Financial Highlights

	Class A Shares
	Year Ended 7/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$16.64	$19.96	$17.80	$17.08	$13.78

Investment operations:

Net investment loss(a)	(.13)	(.14)	(.16)	(.16)	(.15)

Net realized and unrealized gain (loss)	(3.02)	(.74)	5.33	1.09	3.45

Total from investment operations	(3.15)	(.88)	5.17	.93	3.30

Distributions to shareholders from:

Net realized gain	–	(2.44)	(3.01)	(.21)	–

Net asset value, end of year	$13.49	$16.64	$19.96	$17.80	$17.08

Total Return(b)	(18.99)%	(5.92)%	32.03%	5.45%	23.95%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.28%	1.13%	1.19%	1.18%	1.20%

Expenses, excluding expense reductions	1.28%	1.14%	1.19%	1.18%	1.20%

Net investment loss	(1.11)%	(.77)%	(.86)%	(.90)%	(1.00)%

Supplemental Data:
Net assets, end of year (000)	$446,012	$630,191	$553,180	$459,283	$497,282

Portfolio turnover rate	198.56%	240.09%	224.72%	168.74%	123.83%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares
	Year Ended 7/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$15.02	$18.35	$16.67	$16.12	$13.09

Investment operations:

Net investment loss(a)	(.19)	(.24)	(.26)	(.26)	(.23)

Net realized and unrealized gain (loss)	(2.73)	(.65)	4.95	1.02	3.26

Total from investment operations	(2.92)	(.89)	4.69	.76	3.03

Distributions to shareholders from:

Net realized gain	–	(2.44)	(3.01)	(.21)	–

Net asset value, end of year	$12.10	$15.02	$18.35	$16.67	$16.12

Total Return(b)	(19.51)%	(6.55)%	31.23%	4.71%	23.15%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.93%	1.78%	1.84%	1.82%	1.84%

Expenses, excluding expense reductions	1.93%	1.79%	1.84%	1.82%	1.84%

Net investment loss	(1.76)%	(1.41)%	(1.52)%	(1.54)%	(1.64)%

Supplemental Data:
Net assets, end of year (000)	$22,308	$35,992	$50,855	$73,000	$108,443

Portfolio turnover rate	198.56%	240.09%	224.72%	168.74%	123.83%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class C Shares
	Year Ended 7/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$15.11	$18.43	$16.74	$16.18	$13.14

Investment operations:

Net investment loss(a)	(.19)	(.24)	(.26)	(.26)	(.23)

Net realized and unrealized gain (loss)	(2.75)	(.64)	4.96	1.03	3.27

Total from investment operations	(2.94)	(.88)	4.70	.77	3.04

Distributions to shareholders from:

Net realized gain	–	(2.44)	(3.01)	(.21)	–

Net asset value, end of year	$12.17	$15.11	$18.43	$16.74	$16.18

Total Return(b)	(19.52)%	(6.46)%	31.14%	4.75%	23.14%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.93%	1.78%	1.84%	1.82%	1.84%

Expenses, excluding expense reductions	1.93%	1.79%	1.84%	1.82%	1.84%

Net investment loss	(1.76)%	(1.43)%	(1.52)%	(1.53)%	(1.64)%

Supplemental Data:
Net assets, end of year (000)	$56,558	$77,561	$59,056	$55,335	$59,522

Portfolio turnover rate	198.56%	240.09%	224.72%	168.74%	123.83%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class F Shares
	Year Ended 7/31/2009	9/28/2007(a) to 7/31/2008
Per Share Operating Performance
Net asset value, beginning of period	$16.67	$21.92

Investment operations:

Net investment loss(b)	(.11)	(.10)

Net realized and unrealized loss	(3.01)	(2.71)

Total from investment operations	(3.12)	(2.81)

Distributions to shareholders from:

Net realized gain	–	(2.44)

Net asset value, end of period	$13.55	$16.67

Total Return(c)	(18.78)%	(14.18	)%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.06%	.76	%(d)

Expenses, excluding expense reductions	1.06%	.77	%(d)

Net investment loss	(.91)%	(.61	)%(d)

Supplemental Data:
Net assets, end of period (000)	$23,070	$3,877

Portfolio turnover rate	198.56%	240.09%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class I Shares
	Year Ended 7/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$17.49	$20.79	$18.38	$17.57	$14.12

Investment operations:

Net investment loss(a)	(.10)	(.08)	(.10)	(.10)	(.10)

Net realized and unrealized gain (loss)	(3.16)	(.78)	5.52	1.12	3.55

Total from investment operations	(3.26)	(.86)	5.42	1.02	3.45

Distributions to shareholders from:

Net realized gain	–	(2.44)	(3.01)	(.21)	–

Net asset value, end of year	$14.23	$17.49	$20.79	$18.38	$17.57

Total Return(b)	(18.70)%	(5.57)%	32.41%	5.81%	24.43%

Ratios to Average Net Assets:

Expenses, including expense reductions	.93%	.78%	.84%	.82%	.84%

Expenses, excluding expense reductions	.93%	.79%	.84%	.82%	.84%

Net investment loss	(.77)%	(.43)%	(.52)%	(.53)%	(.64)%

Supplemental Data:
Net assets, end of year (000)	$180,896	$200,162	$136,670	$101,769	$191,451

Portfolio turnover rate	198.56%	240.09%	224.72%	168.74%	123.83%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class P Shares
	Year Ended 7/31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$16.41	$19.72	$17.64	$16.94	$13.68

Investment operations:

Net investment loss(a)	(.14)	(.16)	(.17)	(.18)	(.16)

Net realized and unrealized gain (loss)	(2.98)	(.71)	5.26	1.09	3.42

Total from investment operations	(3.12)	(.87)	5.09	.91	3.26

Distributions to shareholders from:

Net realized gain	–	(2.44)	(3.01)	(.21)	–

Net asset value, end of year	$13.29	$16.41	$19.72	$17.64	$16.94

Total Return(b)	(19.07)%	(5.95)%	31.84%	5.37%	23.83%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.38%	1.24%	1.29%	1.27%	1.29%

Expenses, excluding expense reductions	1.38%	1.25%	1.29%	1.27%	1.29%

Net investment loss	(1.22)%	(.88)%	(.97)%	(.98)%	(1.09)%

Supplemental Data:
Net assets, end of year (000)	$98,786	$105,675	$74,312	$60,174	$68,293

Portfolio turnover rate	198.56%	240.09%	224.72%	168.74%	123.83%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 7/31/2009	9/28/2007(a) to 7/31/2008
Per Share Operating Performance
Net asset value, beginning of period	$16.61	$21.92

Investment operations:

Net investment loss(b)	(.16)	(.16)

Net realized and unrealized loss	(3.02)	(2.71)

Total from investment operations	(3.18)	(2.87)

Distributions to shareholders from:

Net realized gain	–	(2.44)

Net asset value, end of period	$13.43	$16.61

Total Return(c)	(19.21)%	(14.48	)%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.54%	1.16	%(d)

Expenses, excluding expense reductions	1.54%	1.17	%(d)

Net investment loss	(1.37)%	(.94	)%(d)

Supplemental Data:
Net assets, end of period (000)	$1,291	$835

Portfolio turnover rate	198.56%	240.09%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 7/31/2009	9/28/2007(a) to 7/31/2008
Per Share Operating Performance
Net asset value, beginning of period	$16.62	$21.92

Investment operations:

Net investment loss(b)	(.15)	(.15)

Net realized and unrealized loss	(3.02)	(2.71)

Total from investment operations	(3.17)	(2.86)

Distributions to shareholders from:

Net realized gain	–	(2.44)

Net asset value, end of period	$13.45	$16.62

Total Return(c)	(19.13)%	(14.44	)%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.45%	1.08	%(d)

Expenses, excluding expense reductions	1.45%	1.09	%(d)

Net investment loss	(1.28)%	(.87	)%(d)

Supplemental Data:
Net assets, end of period (000)	$15,251	$6,281

Portfolio turnover rate	198.56%	240.09%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Developing Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The Fund was incorporated under Maryland law on August 21, 1978. The Fund’s predecessor corporation was organized on July 11, 1973.

The Fund’s investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter. The Fund offers eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund’s Class P shares are closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

Notes to Financial Statements (continued)

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the fiscal years ended July 31, 2006 through July 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)

Fair Value Measurements–The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective August 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the

Notes to Financial Statements (continued)

asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2009 in valuing the Fund’s investments carried at value:

Investment Type*	Level 1 (000)	Level 2 (000)		Total (000)
Common Stocks	$815,863	$–		$815,863
Repurchase Agreement	–	15,393		15,393
Warrant	–	–	(1)	–	(1)
Total	$815,863	$15,393		$831,256
*	See Schedule of Investments for values in each industry.
(1)	Fair valued security valued at zero as of the fiscal year ended July 31, 2009.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”) pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rates:

First $100 million	.75%
Over $100 million	.50%

For the fiscal year ended July 31, 2009, the effective management fee paid to Lord Abbett was at an annualized rate of .53% of the Fund’s average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund’s average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (the “Underlying Funds”), has entered into a Servicing Arrangement with Lord Abbett Alpha Strategy Fund of Lord Abbett Securities Trust and Lord Abbett Diversified Equity Strategy Fund of Lord Abbett Investment Trust (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of the Fund of Funds in proportion to the average daily value of Underlying Fund shares owned by the Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities.

Notes to Financial Statements (continued)

As of July 31, 2009, the percentages of the Fund’s outstanding shares owned by Lord Abbett Alpha Strategy Fund and Lord Abbett Diversified Equity Strategy Fund were 10.95% and .60%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to its Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fee*	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	.25%	.25%	–	.20%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.25%	.35%	.25%
*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

Class I does not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended July 31, 2009:

Distributor Commissions	Dealers’ Concessions
$56,146	$325,181

Distributor received CDSCs of $11,223 and $24,848 for Class A and Class C shares, respectively, for the fiscal year ended July 31, 2009.

Two Directors and certain of the Fund’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended July 31, 2009 and 2008 was as follows:

	Year Ended 7/31/2009	Year Ended 7/31/2008
Distributions paid from:
Ordinary income	$–	$73,518,764
Net long-term capital gains	–	46,472,888
Total distributions paid	$–	$119,991,652

As of July 31, 2009, the components of accumulated earnings (losses) on a tax-basis were as follows:

Capital loss carryforward*	$(118,105,826)
Temporary differences	(155,749,173)
Unrealized gains – net	116,419,927
Total accumulated losses – net	$(157,435,072)
*	As of July 31, 2009, the capital loss carryforward, along with the related expiration date, was as follows:

2017	Total
$118,105,826	$118,105,826

Certain losses incurred after October 31 (“Post-October Losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer net capital losses of $155,320,264 during fiscal 2009.

As of July 31, 2009, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$714,836,060
Gross unrealized gain	128,617,665
Gross unrealized loss	(12,197,738)
Net unrealized security gain	$116,419,927

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended July 31, 2009 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss	Paid-in Capital
$8,268,447	$(8,268,447)

The permanent difference is attributable to the tax treatment of net investment losses.

Notes to Financial Statements (continued)

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended July 31, 2009 were as follows:

Purchases	Sales
$1,496,369,960	$1,520,195,383

There were no purchases or sales of U.S. Government securities for the fiscal year ended July 31, 2009.

6.    DIRECTORS’ REMUNERATION

The Fund’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts have been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Fund has entered into arrangements with the Fund’s transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. Accordingly, effective December 5, 2008, the amount available under the Facility was changed from $250,000,000 to $200,000,000 and the annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) was changed from .08% of the amount available under the Facility to .125%. This amount is included in other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of July 31, 2009, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended July 31, 2009.

9.    CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests.

Notes to Financial Statements (continued)

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities, it may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

11.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended July 31, 2009		Year Ended July 31, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	6,642,323	$80,165,451	16,190,289	$308,830,164
Converted from Class B*	237,805	2,782,149	569,929	11,351,916
Reinvestment of distributions	–	–	3,708,998	70,508,030
Shares reacquired	(11,684,776)	(134,364,113)	(10,319,665)	(185,778,676)
Increase (decrease)	(4,804,648)	$(51,416,513)	10,149,551	$204,911,434

Class B Shares
Shares sold	317,285	$3,409,858	512,603	$9,029,027
Reinvestment of distributions	–	–	322,189	5,554,556
Shares reacquired	(599,654)	(6,364,225)	(587,053)	(9,786,294)
Converted to Class A*	(269,671)	(2,782,149)	(624,087)	(11,351,916)
Decrease	(552,040)	$(5,736,516)	(376,348)	$(6,554,627)

Class C Shares
Shares sold	1,165,097	$12,776,842	2,539,332	$44,981,914
Reinvestment of distributions	–	–	392,355	6,799,636
Shares reacquired	(1,650,508)	(17,202,543)	(1,001,108)	(16,676,937)
Increase (decrease)	(485,411)	$(4,425,701)	1,930,579	$35,104,613
			Period Ended July 31, 2008†
Class F Shares
Shares sold	1,735,189	$19,116,019	325,511	$5,595,703
Reinvestment of distributions	–	–	58	1,114
Shares reacquired	(264,837)	(3,000,926)	(93,006)	(1,515,116)
Increase	1,470,352	$16,115,093	232,563	$4,081,701

Notes to Financial Statements (concluded)

	Year Ended July 31, 2009		Year Ended July 31, 2008
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	3,877,760	$45,717,506	6,555,987	$127,331,357
Reinvestment of distributions	–	–	879,385	17,534,930
Shares reacquired	(2,607,149)	(29,987,314)	(2,565,950)	(48,912,722)
Increase	1,270,611	$15,730,192	4,869,422	$95,953,565
Class P Shares
Shares sold	3,806,548	$47,700,423	5,056,916	$89,656,391
Reinvestment of distributions	–	–	111,660	2,094,743
Shares reacquired	(2,811,945)	(32,274,829)	(2,495,334)	(47,523,191)
Increase	994,603	$15,425,594	2,673,242	$44,227,943
				Period Ended July 31, 2008†
Class R2 Shares
Shares sold	60,455	$753,616	127,763	$2,095,968
Reinvestment of distributions	–	–	59	1,114
Shares reacquired	(14,593)	(155,481)	(77,530)	(1,192,939)
Increase	45,862	$598,135	50,292	$904,143

Class R3 Shares
Shares sold	1,205,404	$14,463,109	434,409	$7,535,151
Reinvestment of distributions	–	–	1,887	35,873
Shares reacquired	(449,406)	(5,113,669)	(58,465)	(988,926)
Increase	755,998	$9,349,440	377,831	$6,582,098
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

†	For the period September 28, 2007 (commencement of investment operations) to July 31, 2008.

12.    SUBSEQUENT EVENTS

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of July 31, 2009, management has evaluated subsequent events existing in the Fund’s financial statements through September 29, 2009. Management has determined that there were no material subsequent events that would require recognition or disclosure in the Fund’s financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Developing Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Developing Growth Fund, Inc. (the “Fund”), including the schedule of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Developing Growth Fund, Inc. as of July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

September 29, 2009

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser.

Interested Directors

The following Directors are partners of Lord Abbett and are “interested persons” of the Fund as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length Service with the Fund	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner of Lord Abbett since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors (“Independent Directors”) are also directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).	Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998).

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).	N/A

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000	Advisor of One Equity Partners, a private equity firm (since 2004).	Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996; formerly Managing Partner of Lord Abbett (1996 - 2007).

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett since 2007; formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Robert P. Fetch (1953)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1995.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Chief Investment Officer since 2007 and Partner of Lord Abbett since 1998; formerly Director of Taxable Fixed Income Management (1997-2007), joined Lord Abbett in 1997.

F. Thomas O’Halloran (1955)	Executive Vice President	Elected in 2001	Partner and Director, joined Lord Abbett in 2001.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006; formerly attorney at Morgan, Lewis & Bockius LLP (2005 - 2006) and Stradley Ronon Stevens & Young, LLP (2000 - 2005).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007; formerly Senior Vice President and General Counsel (1999 - 2005) and Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (2005 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (SAI), which contains further information about the Fund’s Directors. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

This report, when not used for the general information of shareholders of the fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Developing Growth Fund, Inc.

LADG-2

(09/09)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended July 31, 2009 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun Jr., Franklin W. Hobbs, and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended July 31, 2009 and 2008 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2009	2008
Audit Fees {a}	$40,000	$39,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	40,000	39,000

Tax Fees {b}	7,347	7,169
All Other Fees	- 0 -	- 0 -

Total Fees	$47,347	$46,169

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended July 31, 2009 and 2008 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended July 31, 2009 and 2008 were:

	Fiscal year ended:
	2009	2008
All Other Fees {a}	$237,324	$147,700

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended June 30, 2009 and 2008 were:

	Fiscal year ended:
	2009	2008
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics – Not applicable.

(a)(2)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT DEVELOPING GROWTH FUND, INC.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: September 24, 2009

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: September 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: September 24, 2009

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: September 24, 2009